SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

 Filed by the Registrant /X/

 Filed by a Party other than the Registrant / /

 Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential,for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       WESTERN OHIO FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Checkbox if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                 [WESTERN OHIO FINANCIAL CORPORATION LETTERHEAD]



                                 March 26, 1999


Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Western Ohio Financial Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders of the Company. The meeting will be held at 9:00 a.m., local time, on April 29, 1999 at the Springfield Inn located at 100 South Fountain Avenue, Springfield, Ohio.

         An important aspect of the meeting process is the shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process. Shareholders are being asked to elect two directors of the Company and to ratify the appointment of auditors.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed Proxy Statement and then complete, sign and date the enclosed Proxy Card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

                                  Very truly yours,


                                  /s/ John W. Raisbeck
                                  -------------------------------------
                                  John W. Raisbeck
                                  President and Chief Executive Officer

                       WESTERN OHIO FINANCIAL CORPORATION
                               28 East Main Street
                                  P.O. Box 509
                          Springfield, Ohio 45501-0509
                                 (937) 325-4683


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be Held on April 29, 1999

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Western Ohio Financial Corporation (the "Company") will be held at the Springfield Inn located at 100 South Fountain Avenue, Springfield, Ohio on April 29, 1999 at 9:00 a.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company, LLP as auditors for the Company for the fiscal year ending December 31, 1999;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Shareholders of record at the close of business on March 12, 1999 are the shareholders entitled to vote at the Meeting, and any adjournments or postponements thereof. A complete list of shareholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete and sign the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                        By Order of the Board of Directors

                                        /s/ John W. Raisbeck
                                        -------------------------------------
                                        John W. Raisbeck
                                        President and Chief Executive Officer

Springfield, Ohio
March 26, 1999

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                       WESTERN OHIO FINANCIAL CORPORATION
                               28 East Main Street
                                  P.O. Box 509
                          Springfield, Ohio 45501-0509
                                 (937) 325-4683


                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 29, 1999


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Western Ohio Financial Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") which will be held at the Springfield Inn located at 100 South Fountain Avenue, Springfield, Ohio on April 29, 1999 at 9:00 a.m., local time, and all adjournments and postponements of the Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about March 26, 1999. Certain of the information provided herein relates to Cornerstone Bank (the "Bank"), a wholly owned subsidiary of the Company.

     At the Meeting, shareholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company; and (ii) the ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

Vote Required and Proxy Information

     All shares of common stock of the Company, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Shareholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed Proxy Card and acting pursuant thereto will have the discretion to vote on such matters in accordance with their best judgment.

     Directors will be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter will be the act of the shareholders. Proxies marked abstain with respect to a proposal and broker non-votes have the same effect as votes against the proposal. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes will be treated as shares present at the Meeting for purposes of determining a quorum.

     Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Suzanne E. Moeller, Secretary, at the address shown above.

Voting Securities and Principal Holders Thereof

     Shareholders of record as of the close of business on March 12, 1999 will be entitled to one vote for each share then held. As of that date, the Company had 2,018,829 shares of Common Stock issued and outstanding. The following table sets forth, as of March 12, 1999, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) the executive officer listed below and (iii) all directors and executive officers of the Company and the Bank as a group. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I--Election of Directors--General."


                                             Shares                Percent
                                          Beneficially               of
           Beneficial Owner                  Owned                  Class
-------------------------------           -------------          -----------


Western Ohio Financial Corporation          138,967(1)             6.88%
Employee Stock Ownership Plan

Robert P. Brezing, Senior Vice President      3,915(2)              .19%

All directors, nominees and executive       199,040(3)             9.86%
 officers (11 persons) as a group


------------

(1) The amount reported represents shares held by the Western Ohio Financial Corporation Employee Stock Ownership Plan (the "ESOP"), 57,138 shares of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(2) The amount reported consists of 1,115 directly held restricted shares as well as 2,800 options to purchase shares of Common Stock which options are exercisable within 60 days of March 12, 1999.

(3) This amount includes shares held directly, including restricted shares and shares allocated under the ESOP to the accounts of the executive officers, as well as shares held in retirement accounts, in a fiduciary capacity or by certain family members or affiliated entities, with respect to which shares the respective directors and officers may be deemed to have sole voting and/or investment powers. This amount also includes an aggregate of 85,476 shares subject to options granted under the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") and the Company's 1998 Omnibus Incentive Plan (the "Omnibus Incentive Plan"), which are exercisable within 60 days of March 12, 1999.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

General

     The Company's Board of Directors currently consists of seven members, each of whom is also a director of the Bank. The Board is divided into three classes, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

     The following table sets forth certain information, as of March 12, 1999, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.



                                                                                    Shares of
                                                                                   Common Stock      Percent
                                  Position(s) Held          Director    Term to    Beneficially        of
          Name               Age   in the Company            Since(1)    Expire       Owned(2)        Class
-------------------------   ----  -------------------       ---------    -------  ---------------  ------------

                                           NOMINEES

Jeffrey L. Levine            47    Director                   1995       2002         25,598         1.27%
Aristides G. Gianakopoulos   61    Director                   1998       2002         12,742          .63

                                 DIRECTORS CONTINUING IN OFFICE

John E. Field                65    Director                   1992       2000         30,325         1.50
William N. Scarff            70    Director                   1986       2000         32,199         1.59
David L. Dillahunt           64    Chairman of the Board      1974       2001         29,774         1.47
Howard V. Dodds              59    Director                   1995       2001         17,274          .86
John W. Raisbeck             59    Director, President and    1997       2001         25,013         1.24
                                   Chief Executive Officer


(1)  Includes service as a director of the Bank.

(2) Includes shares held directly, including restricted shares, as well as shares held in retirement accounts, in a fiduciary capacity or by certain family members or affiliated entities, with respect to which shares the respective directors may be deemed to have sole voting and/or investment powers. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock which options are exercisable within sixty days of March 12, 1999, totaling 15,000 for Mr. Raisbeck, 9,068 for Mr. Dillahunt, 9,068 for Mr. Dodds, 9,068 for Mr. Field, 11,336 for Mr. Gianakopoulos, 9,068 for Mr. Levine, and 9,068 for Mr. Scarff.

     The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

     Jeffrey L. Levine. Mr. Levine is President of Larry Stein Realty and the Levine Realty Company, commercial and industrial real estate brokerage firms located in Dayton and Springfield, Ohio, respectively.

     Aristides G. Gianakopoulos. Mr. Gianakopoulos is President of (i) Rawac Plating Company, a metal furnishing company; (ii) The Kreider Corporation, a metal stamping company; (iii) Corrotec, Inc., a plastics manufacturer; (iv) International Leisure Activities, a candy mold manufacturing company; and (v) the Champion Company, a chemical manufacturer.

     John E. Field. Mr. Field is Vice Chairman of the Board of Wallace & Turner, Inc., a full service insurance agency located in Springfield, Ohio, and a Director of Cincinnati Financial Corporation, a holding company for The Cincinnati Insurance Company.

     William N. Scarff. Mr. Scarff is President of Scarff's Nursery, Inc., a major wholesale grower of nursery plants located in New Carlisle, Ohio. While the bulk of the company's sales are wholesale, they are also involved in landscaping and operate a garden center on site. Mr. Scarff is also President of Scarff's Land Company, located in New Carlisle, which holds land and buildings for lease.

     David L. Dillahunt.  Mr. Dillahunt is Senior Vice President of Advest Inc.,
a  regional  stock  brokerage  firm  based  in  Hartford,   Connecticut.  He  is
responsible for sales and management of the Springfield, Ohio office.

     Howard V. Dodds. Mr. Dodds is President of Howard's Foods Inc., a five-store retail grocery chain headquartered in Springfield, Ohio.

     John W. Raisbeck. Mr. Raisbeck is President and Chief Executive Officer of the Company and the Bank, a position he has held since May 7, 1997. Mr. Raisbeck has been in the banking industry for over 30 years. Prior to joining the Company, Mr. Raisbeck was associated with several financial institutions, including: Manufacturers Hanover Trust Company, New York, New York, where he was Assistant Vice President, National Division; United States Trust Company, New York, New York, where he was Vice President and Manager of the Southeastern Region for Corporate Banking; Charleston National Bank, Charleston, West Virginia, where he was an Executive Vice President of the Commercial and Retail Banking Group; Bank One, Youngstown, Ohio, where he was Executive Vice President and Credit Policy Officer; and most recently Liberty State Bank, Twinsburg, Ohio, where he served as President and Chief Executive Officer.

Meetings and Committees of the Board of Directors

     Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 14 times during the fiscal year ended December 31, 1998. During fiscal 1998, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings.

     The Board of Directors of the Company has standing Nominating and MRP/ Stock Option Committees.

     The full Board of Directors of the Company acts as a Nominating Committee for the annual selection of nominees for election as directors. Pursuant to the Company's Bylaws, nominations for directors by shareholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting and such written nomination must contain certain information as provided in the Company's Bylaws. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited nominations.

     The MRP/Stock Option Committee is responsible for administering the Stock Option Plan, the Management Recognition Plan (the "MRP") and the Omnibus Incentive Plan, and is composed of Directors Field, Dodds and Dillahunt. During the fiscal year ended December 31, 1998, this committee met one time.

     The Bank's Board of Directors generally meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one-third of the directors. The Board of Directors of the Bank met 13 times during the year ended December 31, 1998. During fiscal 1998, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Board of  Directors  of the Bank has  standing  Audit,  Executive,  and
Compensation   Committees.   The  Board  selects  members  for  service  on  all
committees.

     The Audit Committee is composed of Directors Field, Scarff, Gianakopoulos, Levine and Carl E. Mumma (emeritus). The Audit Committee currently meets at least quarterly and is responsible for reviewing the annual audit report and making recommendations to the Board of Directors with respect to the Bank's independent auditors. This committee met 4 times during the year ended December 31, 1998.

     The Executive Committee generally acts in lieu of the full Board of Directors between Board meetings. This committee consists of Directors Dillahunt and Levine, and President Raisbeck. During the fiscal year ended December 31, 1998, this committee met 26 times.

     The Bank's Compensation Committee makes recommendations to the Board with respect to the salary and incentive compensation of the chief executive officer and those executive officers whose annual salary is in excess of $100,000. The current members of the Compensation Committee are Directors Field, Dodds, Gianakopoulos and Alfred P. Strozdas (emeritus). This committee met 2 times during the fiscal year ended December 31, 1998.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Bank and its subsidiaries.

     The executive officers of the Company also hold the same positions with the Bank and receive compensation from the Bank. The following table sets forth information concerning the compensation for services in all capacities to the Bank for the year ended December 31, 1998 of its Chief Executive Officer and its Senior Vice President. No other executive officer of the Bank received compensation in excess of $100,000 in fiscal 1998.

================================================================================================================================
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------
                            Annual Compensation                                          Long Term Compensation
                                                                                               Awards
--------------------------------------------------------------------------------------------------------------------------------
                                                                          Other       Restricted
                                                                          Annual         Stock       Options/       All Other
                                                  Salary      Bonus    Compensation     Award(s)       SARs       Compensation
Name and Principal Position            Year      ($)(1)       ($)           ($)          ($)(2)        (#)            ($)
---------------------------           -------   ----------- ---------- ------------   -----------   -----------   -------------

John W. Raisbeck, President, Chief      1998     $186,000     $15,000    $18,086(3)   $115,000(4)      10,000       $52,887(5)
Executive Officer and Director

                                        1997      $102,696    $15,100        ---      $ 22,000(6)      25,000       $ 1,144
Robert P. Brezing, Senior Vice          1998      $108,500    $ 7,500        ---           ---          2,000       $ 1,240(5)
President

                                        1997      $ 26,159    $15,000        ---      $ 26,906(7)       4,000       $    82
===========================            =======  =========== ========== ============   ===========    ===========    =============

-----------------

(1) Includes director's fees to Mr. Raisbeck of $1,000 and $1,250 for fiscal 1998 and 1997, respectively.

(2) Based on the $21.75 closing price per share of the Common stock on December 31, 1998, the 5,800 restricted shares held by Mr. Raisbeck had an aggregate market value of $126,150 and the 800 restricted shares held by Mr. Brezing had an aggregate marked value of $17,400.

(3) Dollar value of Mr. Raisbeck's reimbursement for relocation expenses, which includes a gross-up of $7,156 for the payment of Mr. Raisbeck's taxes incurred on the reimbursement.

(4) Represents the dollar value of the award of restricted stock based upon the $23 closing price on November 10, 1998, the date of grant. The shares of restricted stock shall vest in five equal installment beginning one year from the date of grant, provided that Mr. Raisbeck maintains "Continuous
     Service" (as defined in the MRP) with the Company. Dividends are paid on the restricted shares to the extent and on the same date as dividends that are paid on all other outstanding shares of Common Stock.

(5) Includes group term life insurance payments of $1,215 and $363, ESOP allocations of $48,672 and $0, and 401(k) contributions of $3,000 and $877 for Mr. Raisbeck and for Mr. Brezing, respectively. (6) Represents the dollar value of the award of restricted stock based on the $22 closing price on June 25, 1997, the date of grant. The shares of restricted stock shall vest in five equal annual installments (the first installment having vested on June 25, 1998), provided that Mr. Raisbeck maintains "Continuous Service" (as defined in the MRP) with the Company. Dividends are paid on the restricted shares to the extent and on the same date as dividends that are paid on all other outstanding shares of Common Stock. (7) Represents the dollar value of the award of restricted stock based on the $26.906 closing price on October 22, 1997, the date of grant. The shares of restricted stock shall vest in five equal installments (the first installment having vested on October 22, 1998) provided that Mr. Brezing maintains "Continuous Service" (as defined in the MRP) with the Company. Dividends are paid on the restricted shares to the extent and on the same date as dividends that are paid on all other outstanding shares of Common Stock.

         The following table sets forth certain information concerning stock options granted to Mr. Raisbeck and Mr. Brezing in 1998 pursuant to the Omnibus Incentive Plan. There were no stock appreciation rights granted in 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                                                                  Potential Realizable
                                                                                    Value at Assumed
                                                                                  Annual Rates of Stock
                                                                                    Price Appreciation
                            Individual Grants                                        for Option Term
------------------------------------------------------------------------------------------------------------
                         Number of      % of Total
                         Securities       Options
                         Underlying      Granted to     Exercise
                          Options        Employees      or Base
                          Granted        in Fiscal       Price        Expiration
     Name                  (#)(1)           Year         ($/Sh)          Date         5%($)        10%($)
------------------------------------------------------------------------------------------------------------

John W. Raisbeck           10,000        46.30%           $23           11/10/08      $144,646    $366,561
Robert P. Brezing           2,000         9.26%           $23           11/10/08      $ 28,929    $ 73,312
====================     ===========    ===========    =========      ============   ==========   ==========


-------------
(1) Options granted on November 10, 1998, which options vested in full at the time of grant.


     The following table sets forth certain information concerning the number and value of unexercised stock options held by Mr. Raisbeck and Mr. Brezing at December 31, 1998.


===============================================================================================================
                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------
                                                        Number of Securities           Value of Unexercised
                         Shares                        Underlying Unexercised          In-the-Money Options
                        Acquired        Value           Options at FY-End(#)             at FY-End ($)(1)
                           on          Realized     -----------------------------   ----------------------------
       Name             Exercise(#)      ($)         Exercisable   Unexercisable    Exercisable  Unexercisable
 -------------------    ------------  ---------     -------------- ---------------   ----------- ---------------


John W. Raisbeck            ---          ---           15,000         20,000               ---           ---
Robert P. Brezing           ---          ---            2,800          3,200               ---           ---
================================================================================================================

----------------
(1) None of the options granted to Mr. Raisbeck or Mr. Brezing are in-the-money options based upon the fair market value of the underlying shares at December 31, 1998.


Compensation of Directors

     Directors of the Company receive a fee of $500 per month for serving on the Board, except for the Chairman of the Board who receives $650 per month. With respect to the Board of Directors of the Bank, the Chairman of the Board receives monthly fees of $1,450, directors receive monthly fees of $1,250 and directors emeriti receive monthly fees of $625. In addition, non-employee directors receive $400 per month for service on the Executive Committee and $200 per meeting for service on all other committees.

     Upon attainment of 75 years of age and after at least five years of service as a director of the Bank, directors of the Bank may become directors emeriti by a vote of the then existing Board of Directors and receive fees equal to half of the fee paid to regular directors per meeting attended. Directors emeriti generally are elected to serve five year terms.

Employment Agreements

     The Bank has employment agreements with each of Messrs. Raisbeck and Brezing which are designed to assist the Bank in maintaining a stable and competent management team. The continued success of the Bank depends to a significant degree upon the skills and competence of its officers. The employment agreements provide for an annual base salary in an amount not less than the employee's current salary, and initial terms of three years for Mr. Raisbeck and two years for Mr. Brezing. Each agreement provides for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreements are also terminable by either employee upon 90 days notice to the Bank.

     In the event of a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter, Mr. Raisbeck's employment agreement provides for payment to him of 290% of his base compensation, and Mr. Brezing's employment agreement provides for payment to him of an amount equal to the greater of two year's base salary or his then applicable salary for the remaining term of his agreement. The termination payments are subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreements also guarantee participation in an equitable manner in employee benefits applicable to executive personnel. Morever, Mr. Raisbeck's agreement provides for an amount in cash equal to the difference between the fair market value of the shares of the Company stock which would have been allocated to his account in the Bank's ESOP on the date of termination if Mr. Raisbeck had become an eligible participant in the ESOP on July 1, less the fair market value of the shares of stock which have been allocated to his account in the ESOP on the date of termination and in which he has a vested interest on the date of termination.

     Based upon their current salaries, if the employment of Messrs. Raisbeck and Brezing was terminated as of December 31, 1998, under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump sum cash payment of approximately $535,318 and $214,000, respectively.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Bank's Board of Directors has furnished the following report on executive compensation:

     The Company has not paid any cash compensation to its executive officers since its formation. All executive officers of the Company also currently hold positions with the Bank and receive cash compensation from the Bank. Decisions on cash compensation of the Bank's executive officers who earn less than $100,000 per year were made by Mr. Raisbeck. For executive officers who earn more than $100,000 per year, Mr. Raisbeck makes recommendations to the Compensation Committee which then makes its recommendations to the Full Board of Directors. The Compensation Committee also makes recommendations to the full Board regarding salary, bonus and incentive compensation of the chief executive officer.

     This report addresses the compensation policies for 1998 as they affected Mr. Raisbeck as the Chief Executive Officer of the Company and the Bank.

     Compensation Policies Toward the Chief Executive Officer Generally. The Compensation Committee's executive compensation policies are designed to provide a competitive level of compensation that integrates pay with the Company's annual and long-term performance goals, reward above average Company performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining a qualified Chief Executive Officer. Target levels of the Chief Executive Officer's overall compensation are intended to be competitive with the compensation being paid to chief executive officers of a peer group of publicly traded banks and thrifts in Ohio and the Midwest. The Chief Executive Officer is also a participant in the Company's incentive compensation plans, and it is anticipated that Mr. Raisbeck will typically receive a larger percentage of his compensation in the form of incentive compensation. The Compensation Committee targeted Mr. Raisbeck's total compensation at or near the median total compensation paid to chief executive officers of comparable thrifts.

     In 1993, Section 162(m) was added to the Code, the effect of which was the elimination of the deductibility of compensation over $1 million, with certain exclusions, paid to certain highly compensated executive officers of publicly held corporations, such as, in the Company's case, Mr. Raisbeck. Section 162(m) applies to all remuneration (both cash and non-cash) that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. The compensation of Mr. Raisbeck was well below the $1 million threshold during fiscal 1998.

     Bonus Award and Determination of Chief Executive Officer's Compensation. Mr. Raisbeck was awarded a cash bonus during the year based on a review of his individual performance. The cash bonus awarded in 1998 was based upon Mr.
Raisbeck's success in focusing the activities of the bank and laying the groundwork to improve the bank's overall performance.


                            John E. Field (Chairman)
                                 Howard V. Dodds
                           Aristides G. Gianakopoulos
                     Alfred P. Strozdas (Director Emeritus)

Stock Performance Presentation

     The line graph below compares the cumulative total shareholder return on the Company's Common Stock (based on an assumed $100 investment) to the cumulative total return of the Nasdaq Market Index and the SNL Thrift Index for the period July 29, 1994 through December 31, 1998. The Company completed its initial public offering of the Common Stock, and trading in the Common Stock commenced, on July 29, 1994.



-----------------------------------------FISCAL YEAR ENDING----------------------------------------------------

COMPANY/INDEX/MARKET     7/29/1994      12/30/1994     12/29/1995     12/31/1996     12/31/1997     12/31/1998

Western Ohio Fin           100.00          83.16          134.91         132.05         170.25         143.54

SNL Securities Index       100.00          88.80          140.65         183.56         308.63         270.55

NASDAQ Market Index        100.00         101.04          131.05         162.85         199.21         280.96



Certain Transactions

     The Bank has followed a policy of granting loans to officers, directors and employees, if such loans are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's President or designate. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled approximately $1,255,000 at December 31, 1998, which amount was less than 3% of stockholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 1998.

     Additionally, the Company, in order to assist Mr. Raisbeck with his relocation to Springfield, Ohio, purchased Mr. Raisbeck's prior home for $249,900.

                                   PROPOSAL II
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS


     On January 29, 1998, the appointment of Clark, Schaefer, Hackett & Co. as the Company's independent auditors was terminated and Crowe, Chizek & Company LLP was engaged as the Company's independent auditors. The decision to change accountants was recommended by the audit committee of the Board of Directors and approved by the Board of Directors. In connection with the audits for the fiscal year ended December 31, 1997, and the subsequent interim period through January 29, 1998, there were no disagreements with Clark, Schaefer, Hackett & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their audit reports. The audit report of Clark, Schaefer, Hackett & Co. on the consolidated financial statements of the Company and subsidiaries as of and for the year ended December 31, 1997, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Board of Directors has renewed the Company's arrangement for Crowe, Chizek & Company LLP to be its auditors for the fiscal year ending December 31, 1999. Representatives of Crowe, Chizek & Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


                              SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office located at 28 East Main Street, Springfield, Ohio 45501-0509, no later than November 29, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Otherwise, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 28 East Main Street, Springfield, Ohio 45501-0509 by February 29, 2000; provided, however, that in the event that the date of the annual meeting is held before April 7, 2000, or after June 19, 2000, the shareholder proposal must be received not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All shareholder proposals must also comply with the Company's bylaws and Delaware law.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock (or any other equity securities, of which there is none), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Mr. Dodds inadvertently failed to file a Form 4 to report one transaction. Mr. Dodds reported the transaction on a Form 5 dated February 10, 1999. Morever, due to the failure of the Trustee of the Deferred Compensation Plan to notify Mr. Raisbeck of shares purchased for Mr. Raisbeck's account pursuant to such plan, Mr. Raisbeck inadvertently failed to report one transaction on his timely filed Form 5. Mr. Raisbeck reported the transaction on a Form 4 dated March 15, 1999.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ John W. Raisbeck
                                         --------------------------------------
                                         John W. Raisbeck
                                         President and Chief Executive Officer

Springfield, Ohio
March 26, 1999

REVOCABLE PROXY                                                 REVOCABLE PROXY

                       Western Ohio Financial Corporation

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 29, 1999

     The undersigned hereby appoints the Board of Directors of Western Ohio Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Springfield Inn located at 100 South Fountain Avenue, Springfield, Ohio, on April 29, 1999 at 9:00 a.m. and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary) for a term to expire in 2002:

                      o FOR                        o VOTE WITHHELD

INSTRUCTION:  To withhold your vote for any individual  nominee,  strike a line in that nominee's name below.

            JEFFREY L. LEVINE            ARISTIDES G. GIANAKOPOULOS

II. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending December 31, 1999:

            o FOR                   o AGAINST                  o ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

--------------------------------------------------------------------------------
     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEE LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

           The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.

                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.




Dated:             , 1999        -----------------------------------
      -------------              Signature of Shareholder





                                 ----------------------------------
                                 Signature of Shareholder


                                 Please  sign   exactly  as  your   name(s)
                                 appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------